================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  June 21, 2000

                          DLJ Commercial Mortgage Corp.
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                       333-82275-02              13-3956945
--------------------------------------------------------------------------------
(State or Other Jurisdiction            (Commission            (IRS Employer
       of Incorporation)                File Number)         Identification No.)

 277 Park Avenue, New York, New York                                    10172
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (212) 892-3000

          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 5. Other Events.

Attached hereto as Exhibit 99.1 are the "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) prepared and provided to the Registrant by Donaldson, Lufkin & Jenrette Securities Corporation that are required to be filed pursuant to such letter.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c) Exhibits:

Exhibit
 No.     Description
-------  -----------
99.1 (P) Computational Materials and ABS Term Sheets prepared by Donaldson, Lufkin & Jenrette Securities Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 21, 2000

                                     DLJ COMMERCIAL MORTGAGE CORP.

                                     By: /S/ N. DANTE LAROCCA
                                            ----------------------------------
                                             Name:  N. Dante LaRocca
                                             Title: Senior Vice President

                                  EXHIBIT INDEX

     The following exhibits are filed herewith:

Exhibit
  No.
-------
99.1 (P) Computational Materials and ABS Term Sheets prepared by Donaldson, Lufkin & Jenrette Securities Corporation.